Exhibit 99.25

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

Loans with Silent Seconds

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	20	5,882,203.32	2.31	5.929	682	79.95
6.001 - 6.500	128	32,152,529.48	12.65	6.362	676	79.76
6.501 - 7.000	279	68,249,427.26	26.84	6.840	667	79.85
7.001 - 7.500	292	69,125,139.65	27.19	7.285	663	79.90
7.501 - 8.000	229	48,818,228.46	19.20	7.772	645	79.87
8.001 - 8.500	96	18,551,964.49	7.30	8.233	641	81.15
8.501 - 9.000	50	8,054,049.05	3.17	8.770	632	81.90
9.001 - 9.500	17	1,799,967.52	0.71	9.279	602	83.83
9.501 - 10.000	14	1,458,359.56	0.57	9.709	594	83.54
10.001 - 10.500	2	100,300.00	0.04	10.265	565	85.00
10.501 - 11.000	1	51,180.26	0.02	10.640	557	80.00

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	4	170,999.33	0.07	8.410	627	80.94
50,000.01 - 100,000.00	141	11,368,925.83	4.47	7.779	631	81.56
100,000.01 - 150,000.00	223	28,039,552.70	11.03	7.533	647	80.59
150,000.01 - 200,000.00	177	31,119,064.03	12.24	7.238	663	80.10
200,000.01 - 250,000.00	172	38,521,951.81	15.15	7.286	664	80.10
250,000.01 - 300,000.00	144	39,517,087.86	15.54	7.251	661	80.29
300,000.01 - 350,000.00	91	29,476,572.04	11.59	7.249	661	79.99
350,000.01 - 400,000.00	65	24,299,483.35	9.56	7.037	666	80.07
400,000.01 - 450,000.00	51	21,800,604.06	8.57	7.051	665	79.92
450,000.01 - 500,000.00	47	22,566,643.16	8.88	7.126	659	78.96
500,000.01 - 550,000.00	5	2,595,010.90	1.02	7.404	638	78.40
550,000.01 - 600,000.00	4	2,298,000.00	0.90	6.860	656	78.63
600,000.01 - 650,000.00	4	2,469,453.98	0.97	7.024	658	78.84

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28 60 Month IO	353	103,265,671.85	40.62	7.087	665	79.71
ARM 2/28	264	54,853,023.65	21.58	7.320	653	80.30
ARM 3/27	301	52,940,770.22	20.82	7.524	652	80.55
ARM 3/27 60 Month IO	101	23,493,789.77	9.24	7.160	663	79.98
ARM 3/27 Balloon 40/30	27	6,208,291.14	2.44	7.374	661	80.14
30 Year Fixed	41	5,755,929.49	2.26	7.335	656	80.20
ARM 2/28 Balloon 40/30	25	4,961,378.57	1.95	7.407	668	80.20
30 Year Fixed Balloon 40/30	4	820,683.12	0.32	7.982	655	78.61
ARM 5/25 60 Month IO	4	766,322.71	0.30	6.617	656	80.00
30 Year Fixed 60 Month IO	5	721,600.00	0.28	7.510	688	80.00
ARM 5/25	2	364,223.57	0.14	7.574	697	84.46
20 Year Fixed	1	91,664.96	0.04	7.500	697	80.00

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Loans with Silent Seconds

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Fully Amortizing	1,025	235,683,801.77	92.70	7.246	659	80.07
Adjustable Balloon	52	11,169,669.71	4.39	7.389	664	80.17
Fixed Fully Amortizing	47	6,569,194.45	2.58	7.356	660	80.18
Fixed Balloon	4	820,683.12	0.32	7.982	655	78.61

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	665	125,995,964.72	49.56	7.418	654	80.39
60	463	128,247,384.33	50.44	7.100	665	79.76

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
229 - 240	1	91,664.96	0.04	7.500	697	80.00
349 - 360	1,127	254,151,684.09	99.96	7.257	659	80.07

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	504	111,808,050.00	43.98	7.405	662	79.99
1	363	81,873,390.33	32.20	7.174	658	80.13
2	158	37,911,835.05	14.91	7.132	653	80.10
3	55	11,854,126.09	4.66	7.007	667	79.64
4	32	7,168,703.13	2.82	6.853	657	81.17
5	13	3,267,860.17	1.29	7.466	650	80.26
8	2	216,430.62	0.09	7.873	605	79.99
10	1	142,953.66	0.06	7.750	684	80.00

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	1,128	254,243,349.05	100.00	7.257	659	80.07
Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Loans with Silent Seconds

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
60.01 - 65.00	1	220,809.73	0.09	6.750	609	65.00
65.01 - 70.00	1	164,500.00	0.06	7.750	624	70.00
70.01 - 75.00	13	4,196,255.48	1.65	6.920	670	73.59
75.01 - 80.00	1,054	242,062,749.90	95.21	7.229	661	79.92
80.01 - 85.00	10	1,001,627.51	0.39	8.267	590	84.76
85.01 - 90.00	45	5,711,823.54	2.25	8.399	598	89.44
90.01 - 95.00	4	885,582.89	0.35	7.947	681	93.60

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Original CLTV Including Silent Seconds (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
80.01 - 85.00	2	610,900.00	0.24	7.458	625	77.31
85.01 - 90.00	8	1,918,650.00	0.75	7.056	640	79.01
90.01 - 95.00	52	11,194,066.79	4.40	7.371	647	80.55
95.01 - 100.00	1,066	240,519,732.26	94.60	7.253	660	80.07

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
520 - 539	2	139,600.00	0.05	9.625	526	80.00
540 - 559	14	1,361,749.32	0.54	9.293	549	87.46
560 - 579	26	3,049,886.24	1.20	8.290	570	85.51
580 - 599	15	2,936,417.96	1.15	7.482	592	83.73
600 - 619	128	25,052,865.16	9.85	7.514	610	80.18
620 - 639	272	63,265,067.66	24.88	7.451	630	79.95
640 - 659	225	51,500,934.57	20.26	7.262	649	79.78
660 - 679	171	39,565,632.01	15.56	7.074	670	79.74
680 - 699	103	25,133,628.56	9.89	6.971	689	80.15
700 - 719	71	17,311,176.33	6.81	6.955	710	79.87
720 - 739	46	11,181,484.07	4.40	7.001	729	80.29
740 - 759	28	6,585,264.94	2.59	7.033	749	80.00
760 - 779	15	4,132,016.53	1.63	7.015	769	79.09
780 - 799	10	2,433,900.00	0.96	6.951	787	80.00
800 - 819	2	593,725.70	0.23	7.019	806	80.00

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	887	201,775,165.06	79.36	7.296	662	80.12
Cashout	231	50,641,082.36	19.92	7.089	651	79.86
Rate/Term Refinance	10	1,827,101.63	0.72	7.600	632	80.68

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Loans with Silent Seconds

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	893	197,823,375.59	77.81	7.207	657	80.13
Condo	90	18,153,904.34	7.14	7.394	664	79.90
3-4 Unit	52	15,530,034.07	6.11	7.728	675	79.44
Duplex	42	11,678,112.80	4.59	7.377	666	80.18
Townhouse	50	10,912,422.25	4.29	7.142	666	80.09
Row Home	1	145,500.00	0.06	7.450	640	79.99

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	779	186,317,270.65	73.28	7.370	664	79.98
Full	349	67,926,078.40	26.72	6.947	647	80.31

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	1,121	253,612,147.41	99.75	7.256	659	80.07
Non-Owner Occupied	7	631,201.64	0.25	7.626	683	80.67

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	943	221,702,830.37	87.20	7.197	668	79.89
B	176	31,619,617.62	12.44	7.616	603	81.18
C	9	920,901.06	0.36	9.438	541	85.55
Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Loans with Silent Seconds

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
California	276	93,027,740.08	36.59	7.125	662	79.57
Florida	226	46,936,380.91	18.46	7.291	664	80.02
Illinois	157	32,504,521.67	12.78	7.221	661	80.12
Massachusetts	43	10,005,123.69	3.94	7.597	673	80.28
Michigan	48	7,281,541.67	2.86	7.762	646	81.38
Maryland	27	6,438,615.13	2.53	7.107	675	80.56
Virginia	20	5,807,079.05	2.28	7.259	659	80.00
North Carolina	42	5,110,705.45	2.01	7.336	637	80.81
Rhode Island	19	4,707,880.07	1.85	7.792	649	81.45
New Jersey	15	3,929,363.20	1.55	7.193	652	80.00
Georgia	25	3,616,819.78	1.42	7.363	631	81.18
Washington	17	3,575,347.67	1.41	7.089	649	80.28
Wisconsin	24	3,561,891.95	1.40	7.410	662	80.00
Nevada	14	3,303,921.34	1.30	7.235	665	80.85
Texas	25	3,164,223.44	1.24	7.413	634	80.90
Arizona	17	3,045,834.82	1.20	7.111	656	80.00
Tennessee	24	2,752,241.95	1.08	7.982	629	83.25
Pennsylvania	22	2,721,511.13	1.07	7.557	635	81.09
Connecticut	10	2,014,100.00	0.79	7.746	669	81.21
New York	6	1,627,336.35	0.64	6.993	665	79.25
Indiana	14	1,383,874.23	0.54	7.445	648	80.72
Oregon	8	1,380,550.00	0.54	6.728	669	79.39
Ohio	10	1,296,765.36	0.51	6.946	657	80.48
Colorado	9	1,164,100.00	0.46	7.387	655	79.56
Minnesota	4	586,252.51	0.23	7.125	663	80.00
Delaware	3	560,620.00	0.22	7.480	647	80.00
Kentucky	5	524,603.75	0.21	7.419	614	81.57
Utah	4	505,600.00	0.20	7.376	635	79.40
New Hampshire	2	418,477.55	0.16	7.342	632	80.00
Missouri	2	201,920.00	0.08	7.799	622	80.00
Oklahoma	2	177,344.40	0.07	7.509	596	84.47
Idaho	2	170,700.00	0.07	8.080	592	86.06
New Mexico	1	160,950.00	0.06	6.500	616	79.99
Iowa	1	155,851.98	0.06	6.250	639	80.00
Louisiana	1	136,800.00	0.05	6.800	616	80.00
Kansas	1	120,000.00	0.05	6.290	673	80.00
South Dakota	1	88,000.00	0.03	6.880	709	80.00
South Carolina	1	78,759.92	0.03	9.340	628	80.00

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	310	61,747,974.57	24.29	7.379	662	80.27
12	93	24,444,812.54	9.61	7.433	658	80.09
24	467	119,504,173.86	47.00	7.115	660	79.91
36	258	48,546,388.08	19.09	7.364	654	80.20

Total:	1,128	254,243,349.05	100.00	7.257	659	80.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Loans with Silent Seconds

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.001 - 3.500	2	312,800.00	0.13	7.552	637	80.00
3.501 - 4.000	29	5,641,658.03	2.29	6.847	654	80.00
4.001 - 4.500	2	631,336.66	0.26	6.671	642	80.00
4.501 - 5.000	5	1,662,167.83	0.67	6.270	675	80.00
5.001 - 5.500	37	11,887,300.00	4.82	6.321	678	79.58
5.501 - 6.000	100	26,454,421.82	10.72	6.625	676	79.75
6.001 - 6.500	244	62,090,709.90	25.15	6.922	665	79.74
6.501 - 7.000	279	66,359,847.41	26.88	7.259	660	79.93
7.001 - 7.500	187	40,751,296.88	16.51	7.690	652	80.17
7.501 - 8.000	113	19,517,334.84	7.91	8.080	643	80.73
8.001 - 8.500	47	7,608,420.05	3.08	8.580	623	81.74
8.501 - 9.000	20	2,717,618.00	1.10	9.012	619	84.12
9.001 - 9.500	7	901,879.80	0.37	9.547	591	84.93
9.501 - 10.000	3	215,350.00	0.09	9.928	594	81.16
10.001 - 10.500	2	101,330.26	0.04	10.516	554	82.47

Total:	1,077	246,853,471.48	100.00	7.252	659	80.07

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
11.501 - 12.000	3	887,861.96	0.36	5.964	665	80.00
12.001 - 12.500	10	3,387,267.83	1.37	6.407	684	80.39
12.501 - 13.000	42	12,550,486.30	5.08	6.507	675	79.95
13.001 - 13.500	135	33,912,714.06	13.74	6.507	674	79.70
13.501 - 14.000	250	60,889,451.84	24.67	6.872	665	79.87
14.001 - 14.500	263	61,924,850.77	25.09	7.296	663	79.89
14.501 - 15.000	209	45,047,761.40	18.25	7.772	646	79.93
15.001 - 15.500	91	17,793,478.41	7.21	8.230	640	81.15
15.501 - 16.000	46	7,453,617.15	3.02	8.782	630	81.93
16.001 - 16.500	15	1,665,957.60	0.67	9.280	600	83.97
16.501 - 17.000	10	1,188,543.90	0.48	9.708	590	83.23
17.001 - 17.500	2	100,300.00	0.04	10.265	565	85.00
17.501 - 18.000	1	51,180.26	0.02	10.640	557	80.00

Total:	1,077	246,853,471.48	100.00	7.252	659	80.07

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.501 - 6.000	19	5,710,731.98	2.31	5.931	683	79.95
6.001 - 6.500	126	31,740,735.94	12.86	6.361	675	79.76
6.501 - 7.000	264	65,889,653.97	26.69	6.840	667	79.88
7.001 - 7.500	280	67,259,850.72	27.25	7.284	664	79.87
7.501 - 8.000	220	47,615,775.55	19.29	7.773	645	79.93
8.001 - 8.500	93	18,098,364.49	7.33	8.229	639	81.18
8.501 - 9.000	45	7,383,417.15	2.99	8.774	630	81.85
9.001 - 9.500	16	1,744,717.52	0.71	9.283	601	83.79
9.501 - 10.000	11	1,258,743.90	0.51	9.702	589	83.61
10.001 - 10.500	2	100,300.00	0.04	10.265	565	85.00
10.501 - 11.000	1	51,180.26	0.02	10.640	557	80.00

Total:	1,077	246,853,471.48	100.00	7.252	659	80.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

Loans with Silent Seconds

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.000	1,077	246,853,471.48	100.00	7.252	659	80.07

Total:	1,077	246,853,471.48	100.00	7.252	659	80.07

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	76	20,672,042.71	8.37	7.039	668	80.06
1.500	1,001	226,181,428.77	91.63	7.272	658	80.08

Total:	1,077	246,853,471.48	100.00	7.252	659	80.07

Months to Next Adjustment Date	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
17 - 21	52	13,234,175.59	5.36	6.899	668	79.59
22 - 26	590	149,845,898.48	60.70	7.199	660	79.95
27 - 31	11	2,319,787.80	0.94	7.510	655	80.37
32 - 36	418	80,323,063.33	32.54	7.406	656	80.35
57 - 61	6	1,130,546.28	0.46	6.925	669	81.44

Total:	1,077	246,853,471.48	100.00	7.252	659	80.07

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey